EXECUTION VERSION
AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 1, 2020, by and among NELNET, INC. (the “Borrower”), the Lenders (as defined in the Credit Agreement defined below) signatory hereto and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein but not now defined herein shall have the meaning given such terms in the Credit Agreement (as defined below).
W I T N E S S E T H
        WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of December 16, 2019 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”); and
        WHEREAS, the Borrower has notified the Administrative Agent that it intends to dispose of all or a material portion of its equity interests in its Subsidiary, ALLO Communications LLC (“ALLO”), pursuant to a process set forth in one or more documents contemplated to become effective on or about September 25, 2020 (the “Specified Disposition Documents”); and
WHEREAS, the Borrower has notified the Administrative Agent that the Borrower shall be required to make certain additional investments and accommodations to the Chartered Bank Subsidiary in connection with requirements that the Chartered Bank Subsidiary maintain regulatory capital levels and otherwise comply with Federal Deposit Insurance Corporation requirements; and
WHEREAS, in connection with the foregoing, the Borrower has requested that certain modifications be made to the Credit Agreement and that ALLO be released from the Guaranty (the “Release”); and
        WHEREAS, the Lenders party hereto have agreed to amend the Credit Agreement and to permit the Release, in each case on the terms and conditions set forth herein.
        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is amended to add or amend and restate the following definitions thereto in their appropriate alphabetical order therein:
“ “CALMA” means a Capital and Liquidity Maintenance Agreement or similar agreement between the Borrower and certain regulators of the Chartered Bank Subsidiary.”
“ “Chartered Bank Liquidity Investment” means any loan or similar capital provided by the Borrower to the Chartered Bank Subsidiary to maintain regulatory capital levels (x) pursuant to a CALMA or (y) in the form of a required deposit at the Chartered Bank Subsidiary pursuant to a CALMA committed deposit agreement or similar arrangement.”
“ “First Amendment” means that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of October 1, 2020, by and among the Borrower, the Administrative Agent and the Lenders party thereto.”
“ “Guarantor” means each of the Material Subsidiaries that is a Domestic Subsidiary, and its successors and assigns; provided, that (x) in no event shall the Chartered Bank Subsidiary constitute a Guarantor for purposes of this Agreement or any other Loan Document and (y) following the date that ALLO Communications LLC is released from its obligations as a Guarantor pursuant to the terms of the First Amendment, in no event shall such entity constitute a Guarantor thereafter for purposes of this Agreement or any other Loan Document. Schedule 1.01B lists the Guarantors as of the Effective Date.
“ “Permitted Encumbrances” means:
(a)    Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;
(b)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;
(c)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
(d)    deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e)    judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article 7;
(f)    Liens granted by any Subsidiary in connection with a Qualified Receivables Transaction;
(g)    easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and
(h)    Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts, securities accounts or other funds maintained with a creditor depository institution, only if (i) such account is not a dedicated cash collateral account and is not subject to restriction against access by the Borrower or a Subsidiary in excess of those set forth by regulations promulgated by the Board, and (ii) such account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution;
provided that the term “Permitted Encumbrances” shall not include any Lien securing Recourse Indebtedness.”
“ “Specified Disposition” means the disposition by the Borrower of all or a material portion of the Equity Interests of its Subsidiary, ALLO Communications LLC, which process will commence on or about September 25, 2020 and may transpire through a series of partial dispositions over a period of several years.”
(b)Section 6.01 of the Credit Agreement is amended to (i) delete the “and” from the end of clause (e) thereof, (ii) delete “.” from the end of clause (f) thereof and substitute “; and” therefor, and (iii) add the following new clause (g) immediately following such clause (f):
“(g)    Indebtedness representing loans made by certain third party lenders to ALLO Communications LLC in connection with and as part of the consummation in full of the Specified Disposition, in an aggregate amount not to exceed $140,000,000 at any time outstanding, and only so long as such loans (x) are non-recourse to the Borrower or any other Subsidiary (other than ALLO Communications LLC) and (y) are not secured by any assets of the Borrower or any other Subsidiary (other than the assets of ALLO Communications LLC to the extent permitted hereunder).”
(c)Section 6.02 of the Credit Agreement is amended to (i) delete the “and” from the end of clause (e) thereof, (ii) delete “.” from the end of clause (f) thereof and substitute “; and” therefor, (iii) restate clause (f) thereof as follows and (iv) add the following new clause (g) immediately following such clause (f):

“(f)    (i) Liens granted by the Chartered Bank Subsidiary or one or more of its Subsidiaries to secure the Indebtedness described in Section 6.01(e) hereof; and (ii) Liens granted by the Borrower or any Subsidiary to the Chartered Bank Subsidiary pursuant to: (1) a CALMA committed deposit agreement (in form and substance substantially similar to that disclosed to the Administrative Agent on or prior to the date of the First Amendment or otherwise acceptable to the Administrative Agent in its reasonable discretion) in a deposit account at the Chartered Bank Subsidiary, to the extent of amounts on deposit in such deposit account not in excess of $40,000,000 (plus accrued interest thereon) at any time, (2) additional deposit agreements (in form and substance substantially similar to those disclosed or described to the Administrative Agent on or prior to the date of the First Amendment or otherwise acceptable to the Administrative Agent in its reasonable discretion) for earmarked deposit accounts to cover (x) liabilities owed by the Borrower or such Subsidiary to the Chartered Bank Subsidiary and interest thereon or (y) payments on student loans (including interest thereon) owned by the Chartered Bank Subsidiary but serviced by a Subsidiary of the Borrower, or (3) any pledge arrangement securing amounts paid by the Chartered Bank Subsidiary to the Borrower or such Subsidiary in respect of student loans owned by the Borrower or such Subsidiary which are to be subsequently refinanced and purchased by the Chartered Bank Subsidiary; provided, however, that (I) in no event shall the total value of all deposits or other amounts subject to Liens permitted under the preceding clauses (2) and (3), including interest thereon, plus the interest accrued on the deposit account described in the preceding clause (1), exceed $1,000,000 in the aggregate at any time, and (II) in no event shall the total value of all deposits or other amounts subject to Liens permitted under this clause (ii) in its entirety, including interest thereon, exceed $41,000,000 in the aggregate at any time; and
(g)    Liens granted by ALLO Communications LLC solely in its own assets to secure the Indebtedness described in Section 6.01(g) hereof.
(d)Section 6.04 of the Credit Agreement is amended to (i) delete the “and” from the end of clause (e) thereof, (ii) delete “.” from the end of clause (f) thereof and substitute “; and” therefor, and (iii) add the following new clause (g) immediately following such clause (f):
“(g)    the Specified Disposition.”
(e)Section 6.06(e) of the Credit Agreement is amended to delete the reference to “$15,000,000” therein and to substitute “$40,000,000” therefor;
(f)Section 6.06 of the Credit Agreement is further amended to (i) delete the “and” from the end of clause (j) thereof, (ii) delete “.” from the end of clause (k) thereof and substitute “; and” therefor, and (iii) add the following new clause (l) immediately following such clause (k):
“(l)    following all or any portion of the Specified Disposition, Investments in ALLO Communications LLC.”

SECTION 2.Release. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Agent and the Lenders party hereto hereby consent to the Release, notwithstanding the fact that ALLO may remain a Material Subsidiary for some period of time prior to or after the completion of the Specified Disposition, effective upon the effective date of the Specified Disposition Documents. Notwithstanding the effectiveness of the Release, ALLO will continue to be subject to all terms and conditions pertaining to (i) Material Subsidiaries set forth in the Loan Documents (other than the requirement that Material Subsidiaries be Guarantors) for as long as ALLO meets the definition of “Material Subsidiary” thereunder, including should ALLO meet the definition of “Material Subsidiary” at any point after having no longer met the definition of “Material Subsidiary” thereunder, and (ii) Subsidiaries set forth in the Loan Documents for as long as ALLO meets the definition of “Subsidiary” thereunder, including should ALLO meet the definition of “Subsidiary” at any point after having no longer met the definition of “Subsidiary” thereunder.
SECTION 3.Conditions of Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) when, and only when, the Agent shall have received:
(a)an executed counterpart of this Amendment from the Borrower, the Required Lenders and the Agent;
(b)a fully executed copy of the Consent and Reaffirmation, dated as of the date hereof, by each Guarantor in the form of Exhibit A attached hereto; and
(c)payment by the Borrower of all fees and other amounts due and payable on or prior to the Amendment Effective Date.
SECTION 4.Representations and Warranties. The Borrower hereby represents and warrants as follows:
    (a)    This Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
    (b)    As of the date hereof, and giving effect to the terms of this Amendment, there exists no Default or Event of Default and no Event of Fraud, and the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.
SECTION 5.Reference to and the Effect on the Credit Agreement.
(a)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Each of the parties hereto hereby agrees that, except as specifically amended above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and/or delivered in connection therewith.
(d)This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
SECTION 6.Headings. Section headings in this Amendment are included herein for convenience only and shall not constitute a part of this Amendment for any other purpose.
SECTION 7.Execution in Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart to this Amendment by facsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of an original executed counterpart of this Amendment. If the Agent agrees, in its sole discretion, to accept any electronic signatures of this Amendment or any other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will be deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including the Uniform Electronic Transactions Act, the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on, or similar in effect to, such acts. The Agent and each Lender may rely on any such electronic signatures without further inquiry.

SECTION 8.Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent (including, without limitation, the reasonable fees, charges and disbursements of counsel to the Agent) incurred in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
SECTION 9.Severability.    Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 10.Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.
SECTION 11.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.    The provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date and year first above written.

NELNET, INC.

By: /s/ James D Kruger___
Name: James D. Kruger
Title: Treasurer
Signature Page to
Amendment No. 1 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Agent and a Lender

By: /s/ Daniel S Black___
Name: Daniel S. Black
Title: Relationship Manager

Signature Page to
Amendment No. 1 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Bill Weber
Name: Bill Weber
Title: Vice President

Signature Page to
Amendment No. 1 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Tim Stephens
Name: Tim Stephens
Title: Authorized Signatory

Signature Page to
Amendment No. 1 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

CITIBANK, N.A.
as a Lender

By: /s/ Marina Donskaya
Name: Marina Donskaya
Title: Vice President

Signature Page to
Amendment No. 1 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

FIRST NATIONAL BANK OF OMAHA, as a Lender

By: /s/ Josh Tresemer__
Name: Josh Tresemer
Title: Sr. Director

Signature Page to
Amendment No. 1 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

BANK OF MONTREAL,
as a Lender

By:
Name: Karen Louie
Title: Director

Signature Page to
Amendment No. 1 to
Nelnet, Inc.
Second Amended and Restated Credit Agreement

Exhibit A

CONSENT AND REAFFIRMATION
    Each of the undersigned hereby acknowledges receipt of a copy of that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of October 1, 2020 (the “Amendment”) by and among Nelnet, Inc. (the “Borrower”), the Lenders party thereto and U.S. Bank National Association, in its individual capacity as a Lender and in its capacity as the Administrative Agent (the “Agent”), which amends that certain Second Amended and Restated Credit Agreement, dated as of December 16, 2019 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among the Borrower, the Lenders and the Agent. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amendment or, if not defined therein, in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty executed by it and acknowledges and agrees that such agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed; provided, for the avoidance of doubt, that this reaffirmation shall not apply to ALLO Communications LLC following the date of the Release (as defined in the Amendment).
    All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: October 1, 2020

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GUARANTORS:

NATIONAL EDUCATION LOAN NETWORK, INC.

By: /s/ James D Kruger___
Name: James D. Kruger
Title: Treasurer

NELNET BUSINESS SOLUTIONS, INC.

By: /s/ James D Kruger___
Name: James D. Kruger
Title: Treasurer

NELNET DIVERSIFIED SOLUTIONS, LLC

By: /s/ James D Kruger___
Name: James D. Kruger
Title: Treasurer

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

By: __/s/ Philip Morgan______
Name: Philip Morgan
Title: Treasurer

ALLO COMMUNICATIONS LLC

By: /s/ James D Kruger___
Name: James D. Kruger
Title: Treasurer

Signature Page to
Consent and Reaffirmation
Amendment No. 1 to
Nelnet, Inc. Second Amended and Restated Credit Agreement